Rule 497(d)
                                     FT 397

               Supplement to the Prospectus dated January 14, 2000

         Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any First Trust Portfolios L.P. sponsored unit investment trust to purchase Units of the Trusts in FT 397 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 2.2% (2.5% for volume purchasers) of the sales price of Units sold pursuant to this provision.
         In addition, three of the closed-end funds in the portfolio, Morgan Stanley Dean Witter High Income Advantage Trust, Morgan Stanley Dean Witter High Income Advantage Trust II, and Morgan Stanley Dean Witter High Income Advantage Trust III, were merged into the Morgan Stanley High Yield Securities Fund, an open-end fund, on December 16, 2002. All shares of the Morgan Stanley High Yield Securities Fund have been removed from the portfolio for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.


February 18, 2003